August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST
Dated March 30, 2005

On August 25, 2005, the Board of Trustees of Morgan Stanley Capital Opportunities Trust (the "Fund") approved the use of the Russell 3000 Growth Index to define the capitalization range of securities in which the Fund may invest. It is a standard industry practice to use the index against which a fund is benchmarked to define the capitalization range of securities in which the fund may invest.

In March 2004, the Fund changed its benchmark to the Russell 3000 Growth Index. However, the Fund currently utilizes the market capitalization range of the Lipper Multi-Cap Growth Funds Index.

As of June 30, 2005, the market capitalization range of the Russell 3000 Growth Index was $68 million to $367.5 billion. Thus, the universe of the Fund's potential investments will not change to any degree that will negatively impact the management of the Fund or its shareholders. The Fund will not change its investment strategy, philosophy or discipline. Additionally, there will be no material change in the day-to-day operation of the Fund.

Additionally, the third paragraph in the section of the Fund's Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced with the following:

In addition, the Fund may invest in foreign securities (which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries), investment grade fixed-income securities and forward foreign currency exchange contracts.

The second sentence in the section of the Fund's Prospectus titled "Principal Risks—Other Risks" is hereby deleted and replaced with the following:

The Fund is also subject to other risks from its permissible investments, such as the risks associated with its investments in foreign securities, including emerging market securities, forward foreign currency exchange contracts and its fixed-income investments.

The second sentence of the first paragraph in the section of the Fund's Prospectus titled "Additional Investment Strategy Information—Other Investments" is hereby deleted and replaced with the following:

It also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts), which may include emerging market securities classified as ADRs, GDRs, ADSs, GDSs or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries.

The following paragraph is hereby added as the third paragraph within the section of the Fund's Prospectus titled "Additional Risk Information—Foreign Securities":

The foreign securities in which the Fund invests may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

38568SPT-02

August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST
Dated March 30, 2005

The following paragraphs are hereby added within the section of the Fund's Statement of Additional Information titled "II. Description of the Fund and Its Investments and Risks—B. Investment Strategies and Risks":

Emerging Market Securities.    Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of the Fund's investments in those countries. It may be difficult to obtain and enforce a judgment in a court outside the United States. Investments in emerging markets may also expose the Fund to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Depositary Receipts.    Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in a registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.